SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           Nevada Gold & Casinos, Inc.
                (Name of Registrant as Specified in its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                          NEVADA GOLD & CASINOS, INC.
                        3040 POST OAK BLVD., SUITE 675
                             HOUSTON, TEXAS 77056

                      ---------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                TO BE HELD MONDAY, MARCH 1, 1999 AT 3:00 P.M.

                          AT THE J.W. MARRIOTT HOTEL

                               SAM HOUSTON ROOM

                               5150 WESTHEIMER

                             HOUSTON, TEXAS 77056


To the Stockholders of Nevada Gold & Casinos, Inc.:

    The Annual Meeting of Stockholders of Nevada Gold & Casinos, Inc., will be held for the following purposes:

1. To elect four Directors to serve until the next annual meeting of stockholders or until their successors have been elected and qualified.

2. To consider and act upon the proposed Amendments to the Articles of Incorporation providing for a general business purpose clause and for Board authority to redeem shares of stock owned by a shareholder under certain conditions.

3. To consider and act upon the proposed 1999 Stock Option Plan.

4. To ratify the selection of Pannell Kerr and Forster of Texas, P.C., as auditors for the Company for the fiscal year ending March 31, 1999.

5. To transact such other business as may properly come before the meeting, or any adjournment or adjournments, thereof.

    Stockholders-of-record at the close of business on December 30, 1998, will be entitled to notice of, and to vote at, this meeting.

    You are cordially invited to attend this meeting; however, whether or not you expect to attend the meeting, to assure your shares are represented at the meeting, please date, execute, and mail promptly the enclosed proxy in the enclosed envelope.

                                   By the order of the Board of Directors.


                               /s/David K. McCaleb
                                David K. McCaleb
        Secretary

Houston, Texas

January 30, 1999




THIS PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                           NEVADA GOLD & CASINOS, INC.
                         3040 POST OAK BLVD., SUITE 675
                              HOUSTON, TEXAS 77056
                                      (713) 621-2245
                          (PRINCIPAL EXECUTIVE OFFICE)

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

      This Proxy Statement, which is first being mailed to stockholders on or about Friday, January 30, 1999, is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Nevada Gold & Casinos, Inc. (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the J.W. Marriott Hotel, Sam Houston Room, 5150 Westheimer, Houston, Texas 77056, telephone number (713) 961-1500, on Monday, March 1, 1999, at 3:00 P.M., Local Time, and at any and all adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

      Any person giving a proxy pursuant to this Proxy Statement may revoke it at any time before it is exercised at the Annual Meeting by notifying, in writing, the Secretary of the Company, 3040 Post Oak Boulevard, Suite 675, Houston, Texas, 77056, prior to the Annual Meeting date. In addition, if the person executing the proxy is present at the Annual Meeting, he may, but need not, revoke the proxy, by notice of such revocation to the Secretary of the Annual Meeting, and vote his shares in person. Proxies in the form enclosed, if duly signed and received in time for voting, and not so revoked, will be voted at the Annual Meeting in accordance with the instructions specified therein. Where no choice is specified, proxies will be voted FOR the matters specified in the Notice of Annual Meeting of Stockholders. Abstentions and broker non-votes will not be counted as votes either in favor of, or against, the matter, with respect to which the abstention or broker no-vote relates; however, with respect to any proposal other than the election of Directors, abstentions and broker non-votes would have the effect of a vote against the proposal.

      Only stockholders-of-record at the close of business on Friday, December 30, 1998, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Each share of common stock issued and outstanding on such record date is entitled to one vote. As of December 30, 1998, the Company had outstanding 9,634,654 shares of common stock.

                              COST OF SOLICITATION

      THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF MANAGEMENT AND THE BOARD OF DIRECTORS OF THE COMPANY. The cost of soliciting proxies on the accompanying form will be paid by the Company. The Company will reimburse brokers, dealers, banks, and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Common Stock. Management will respond to stockholders' questions at the Annual Meeting.

                                  ANNUAL REPORT

      Enclosed is a copy of the Company's Annual Report on Form 10-K. The Company will provide exhibits to its Annual Report on Form 10-K upon payment of the reasonable expenses incurred by the Company in furnishing such exhibits.

                                     ITEM 1

                              ELECTION OF DIRECTORS

      Pursuant to the by-laws of the Company, the Board of Directors has set the number of Directors for the ensuing year at four, all of whom are proposed to be elected at the Annual Meeting. In the event any nominee is unable to serve as a Director at the time of the meeting, the persons named as proxies therein will have discretionary authority to vote the proxies for the election of such person or persons as may be nominated in substitution by the present Board of Directors. Management knows of no current circumstances which would render any nominee named herein unable to accept nomination or election. Directors shall be elected by a majority of the votes cast by the holders of shares entitled to vote in the election of Directors, at a meeting of stockholders at which a quorum is present.

      Members of the Board of Directors are elected annually to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Each Director has agreed to serve if elected.

H. THOMAS WINN, 58. Mr. Winn has been the Chairman, CEO, and President of Nevada Gold & Casinos, Inc. since January, 1994. He has also been a Director since 1994. As President of Aaminex Capital Corporation, he was responsible for the merger of the Colorado property into Pacific Gold Corporation (now Nevada Gold & Casinos, Inc.). Mr. Winn has served as Chairman of Aaminex Capital Corporation since 1983, and as President and CEO all but two of these years. Aaminex Capital Corporation is a financial consulting and venture capital firm, involved in real estate, mining, and environmental activities. Mr. Winn has formed numerous investment limited partnerships and capital formation ventures which range from motion pictures to commercial real estate and mining projects.

PAUL J. BURKETT, 77. Mr. Burkett was Past-President of the Company for three years prior to the name change. He is now a Director and Vice-President of the Company. Mr. Burkett has been involved in the mining industry for over 40 years. He has also served on the Board of Directors of Aaminex Capital Corporation for 13 years. His business for the past five years has concentrated on independent mining and real estate ventures. Mr. Burkett is also President of Goldfield Resources, Inc., a wholly owned subsidiary of the Company.

WILLIAM G. JAYROE, 42. Mr. Jayroe has nearly two decades of technology development, sales, and management expertise in the petrochemical field. He began his career with a "Fortune 500" global oilfield service company and left to begin his own company, Turbeco, Inc., which was acquired by Flotek Industries, Inc. in late 1993. Mr. Jayroe was President and CEO of Flotek Industries, Inc. (a public company), which is the parent corporation of USA Petrovalve, Inc. and Turbeco, Inc. until November 1998. Mr. Jayroe currently is the CEO of Hunter Global Resources.

HUBERT T. WEN, 39. Mr. Wen is President of Tempest, Inc., an apartment investor, based in Houston, Texas, and is currently an associate with the Grubb & Ellis Company. Mr. Wen has extensive and diverse experience in the real estate industry, ranging from residential property investment and development to high-rise Class A commercial office building management and leasing. Mr. Wen received a Bachelor of Science degree in Business, Economics, and Mathematics from Carnegie-Mellon University. Mr. Wen is not standing for re-election as a Director of the Company.

JAMES WONG, 52. Director Nominee. Mr. Wong is the nominee for the Director position currently held by Mr. Hubert Wen. For the past 10 years, Mr. Wong has been President and CEO of Directions International, a management consulting firm. As a turnaround manager and external change agent, Mr. Wong has consulted with Pizza Hut, KFC, PepsiCo Food Systems, American Express, ARCO, Budget Rent-A-Car, Compaq, EDS, Hitachi, Honeywell, and other national and international corporations helping clients to form strategic alliances and joint ventures to capitalize on emerging markets.

COMMITTEES OF THE BOARD AND ATTENDANCE

The Board of Directors of the Company presently has the following standing committees:

      (A) THE AUDIT COMMITTEE, currently composed of Messrs. Jayroe and Wen. The Audit Committee, which held one meeting during the Company's last fiscal year, is authorized to nominate the Company's independent auditors, and to review with the independent auditors the scope and results of the audit engagement. The Audit Committee is also authorized to review and assess the Company's internal controls to evaluate business risk and to ensure compliance with laws and regulations. The Audit Committee is also authorized to review financial statements to reduce the risk of material misstatements and to review the accounting principles that are used.

      (B) THE COMPENSATION COMMITTEE, currently composed of Messrs. Burkett and Wen. The Compensation Committee, which held one meeting during the Company's last fiscal year, recommends compensation levels for Executive Officers of the Company and is authorized to consider and make grants of options pursuant to any approved Stock Option Plan and to administer such plan.

      (C) THE TECHNICAL COMMITTEE, currently composed of Messrs. Burkett, Winn, and Wen. The Technical Committee, which held one meeting during the Company's last fiscal year, is responsible for mining activities of the Company.

      Six Director's meetings were held during the last fiscal year and each Director attended at least 75% of meetings, either in person for by telephone conference calls.

      The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed above.
                               EXECUTIVE OFFICERS


The executive officers of the Company are as follows:

    NAME                           AGE        CAPACITY
------------------------------------------------------
    H. Thomas Winn *                58        President

    Paul J. Burkett  *              77        Vice-President

    David K. McCaleb                35        Secretary
--------------------------------------------------------------------------------
* Biographical information with respect to these Officers was previously described.

DAVID K. MCCALEB (age 35). Mr. McCaleb is Secretary of the Company and served as Treasurer from 1994 until November 1996. He received a Bachelor of Science degree in Finance from the University of Houston, 1992. Mr. McCaleb is currently employed as a Project Manager for Dell Computer. Mr. Winn is the father-in-law of Mr. McCaleb. There is no other family relationship between any present Executive Officers, Directors, and Director Nominees.

                 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and has established a compliance program with respect to the reporting obligations of the Company's officers, directors, and holders of 10% or more of the Company's equity securities (collectively hereinafter referred to as "Reporting Persons") under the Exchange Act. Such Reporting Persons have timely filed reports as required pursuant to 16(a).

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of December 30, 1998, with respect to beneficial ownership of the outstanding common stock by
(i) those stockholders known to the Company (whose address is known) that are the beneficial owners of 5% or more of the Company's outstanding voting stock,
(ii) each Director of the Company, (iii) all named Executive Officers, and (iv) all Directors and Officers, as a group.

      The outstanding voting securities of the Company (entitled to one vote per share) is 9,634,654 shares of common stock (as of the record date) in which stock the entire voting power of the Company is lodged. The record date for the determination of shareholders entitled to notice of, and to vote at, this meeting is December 30, 1998. Pursuant to the bylaws of the Company, cumulative voting is not allowed.

    Name and Address of                         Number of Shares       Percent
    Beneficial Owner                            Beneficially Owned     of Class
    ----------------                            ------------------     --------

    Winstock Mining Corporation (U.S)             1,630,569              16.16%
    1506 - 2008 Fullerton Avenue
    North Vancouver, British Columbia  V7P 3G7

    H. Thomas Winn (1)                            1,294,705              12.83%
    3040 Post Oak Blvd., Suite 675
    Houston, Texas  77056

    David K. McCaleb (2)                          2,711,429              26.88%
    3040 Post Oak Blvd., Suite 675
    Houston, Texas  77056

    Paul J. Burkett (3)                             365,698               3.62%
    P.O. Box 761
    Goldfield, Nevada  89013

    Hubert T. Wen (4)                               222,434               2.20%
    P.O. Box 571595
    Houston, Texas  77257-1595

    William G. Jayroe (5)                           132,088               1.31%
    15122 Carolsway
    Houston, Texas  77070

    Aaminex Capital Corporation (1)               1,176,371              11.66%
    3040 Post Oak Blvd., Suite 675
    Houston, Texas  77056

    Clay County Holdings, Inc. (2)                2,709,678              26.86%
    3040 Post Oak Blvd., Suite 675
    Houston, Texas 77056

    All Directors and Officers                    4,726,354              46.85%
    as a group (5 persons)
--------------------------------------------------------------------------------

 (1) Except for options to purchase 118,334 shares, all of the shares listed are controlled directly or indirectly through Aaminex Capital Corporation, of which
H. Thomas Winn is President. 1,000,000 of these shares are the subject of an option agreement to exercise the shares held by Winstock Mining Corporation (U.S.). As long as the option remains contingent and unexercised, Mr. Winn exercises no voting or investment power, with respect to the shares subject to the options. The shares listed are the same shares owned by Winstock Mining Corporation (U.S.). The information in this table shall not be construed as a statement that Mr. Winn is the beneficial owner of the securities covered by the statement for purposes of Section 13(d) or 13(g) of the Securities Act of 1933.

 (2) Mr. McCaleb, the Secretary of the Company, is also the President of Clay County Holdings, Inc. Except for 1751 shares owned by Mr. McCaleb, the shares indicated are the shares held by Clay County Holdings, Inc. as set forth above in the table of Beneficial Owners. Mr. McCaleb is also the son-in-law of H. Thomas Winn, the President of the Company.

(3) Included in Mr. Burkett's beneficial ownership are options to purchase 118,334 shares.

(4) Included in Mr. Wen's beneficial ownership are options to purchase 105,000 shares.

(5)Included in Mr. Jayroe's beneficial ownership are options to purchase 112,084 shares.

                             EXECUTIVE COMPENSATION

      The following table sets forth the information with respect to the Chief Executive Officer and other Officers of the Company who received total annual salary and bonus for the fiscal year which ended March 31, 1998, in excess of $100,000:

                           SUMMARY COMPENSATION TABLE
                                                                                            LONG - TERM
                              ANNUAL  COMPENSATION                                          COMPENSATION
                        --------------------------------                                 ------------------
NAME AND PRINCIPAL      FISCAL                                   OTHER  ANNUAL                   ALL OTHER
POSITION                 YEAR         SALARY       BONUS         COMPENSATION (1)   OPTIONS    COMPENSATION
-----------------------------------------------------------------------------------------------------------

H. Thomas Winn,         1997            -            -                 -               -             -
President               1996            -            -                 -               -             -
                        1995            -            -                 -            18,334           -

(1) Mr. Winn did not receive perquisites or other personal benefits, securities, or property, valued in excess of 10% of the total of the reported annual salary and bonus.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR END OPTION/SAR VALUES
----------------------------------------------------------------------------------------
                                                   NUMBER OF
                                                  UNEXERCISED            VALUE OF
                                                   SECURITIES          UNEXERCISED
                   SHARES                          UNDERLYING          IN-THE-MONEY
                  ACQUIRED                        OPTIONS/SARS         OPTIONS/SARS
     NAME       ON EXERCISE   VALUE REALIZED   AT FISCAL YEAR END   AT FISCAL YEAR END
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
H. Thomas Winn       --             --               18,334             $2,864.81
----------------------------------------------------------------------------------------

      No options were granted to any officers or directors in the last fiscal year. Except for a 401(k) plan, the Company does not have any pension plans.



                                     ITEM 2

CERTAIN ACTIONS OF THE BOARD OF DIRECTORS AMENDING THE ARTICLES OF INCORPORATION

      On January 6, 1999, the Board of Directors passed a resolution approving an amendment to the Articles of Incorporation providing for a general business purpose for the business of the Corporation.

      On January 6, 1999, the Board of Directors passed a resolution approving an amendment to the Articles of Incorporation providing that the Corporation, acting through its Board of Directors, shall have the right to redeem shares of stock of the Company owned by any shareholder in the event that the shareholder's ownership of such shares of stock prevents the issuance of or renewal of any gaming license sought by or owned by the Company.

      These resolutions of the Board of Directors serve to amend the Articles of Incorporation of the Company. The Board of Directors believe it advisable that these actions amending the Articles of Incorporation be approved by the shareholders of the Company and notice of the request for approval is hereby given in accordance with the requirements of the laws of the State of Nevada.

      The amendments to the Articles of Incorporation must be approved by a majority of the votes cast by the holders of shares entitled to vote thereon, at a meeting of stockholders at which a quorum is present.

      The Board of Directors recommend a vote FOR all amendments to the Articles of Incorporation.

                                     ITEM 3

                     ADOPTION OF THE 1999 STOCK OPTION PLAN

      The Board of Directors adopted the 1999 Stock Option Plan ("Plan") in January 1999, subject to approval of the stockholders. If approved by the stockholders, the Plan will allow stock option grants, performance stock awards, restricted stock awards, and stock appreciation rights ("SAR") as determined by the Compensation Committee. The Board has reserved 1,200,000 shares of Common Stock for issuance pursuant to the Plan. The purpose of the Plan is to foster and promote the financial success of the Company and increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the Company. A summary of the Plan is set forth below, and the full text of the Plan is attached hereto as Exhibit "A".

      Eligibility. The Plan is open to key employees, officers, directors, and consultants of the Company and its affiliates ("Eligible Persons").

      Transferability.  The grants are not transferable.

      Changes in the Company's Capital Structure. The Plan will not affect the right of the Company to authorize adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure. In the event of an adjustment, recapitalization, or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity he would have been entitled to if immediately prior to the merger he had exercised his option. The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable. All outstanding options may be canceled by the Board upon written notice to the Eligible Person and by granting a period in which the options may be exercised.

      Options and SARs. The Company may grant incentive or nonqualified stock options.

            Option price. The exercise price of incentive options shall not be less than the greater of (i) 100% of fair market value on the date of grant, or
(ii) the aggregate par value of the shares of stock on the date of grant. The Compensation Committee, at its option, may provide for a price greater than 100% of fair market value. The price for 10% or more stockholders shall be not less than 110% of fair market value.

            Duration. No option or SAR may be exercisable after the period of 10 years. In the case of a 10% or more stockholder, no incentive option may be exercisable after the expiration of five years.

            Amount exercisable-incentive options. No option may be exercisable within six months from its date of grant. In the event an Eligible Person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options.

            Exercise of Options. Options may be exercised by written notice to the Compensation Committee with:

            (i) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

            (ii) stock at its fair market value on the date of exercise;

            (iii) an election to make a cashless exercise through a registered broker-dealer, if approved in advance by the Compensation Committee;

            (iv) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price, if approved in advance by the Compensation Committee; and/or

            (v) any other form of payment which is acceptable to the Compensation Committee including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

            SARs. SARs may, at the discretion of the Compensation Committee, be included in each option granted under the Plan to permit the Eligible Person to surrender that option, or a portion of the part which is then exercisable, and receive in exchange an amount equal to the excess of the fair market value of the stock covered by the option, over the aggregate exercise price of the stock. The payment may be made in shares of stock valued at fair market value, in cash, or partly in cash and partly in shares of stock as the Compensation Committee determines. SARs may be exercised only when the fair market value of the stock covered by the option surrendered exceeds the exercise price of the stock. In the event of a surrender of an option, or a portion of it, to exercise the SARs, the shares represented by the option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each SAR issued in tandem with an option (a) will expire not later than the expiration of the underlying option, (b) may be for no more than 100% of the difference between the exercise price of the underlying option and the fair market value of share of stock at the time the SAR is exercised, (c) is transferable only when the underlying option is transferable, and under the same conditions, and (d) may be exercised only when the underlying option is eligible to be exercised.

            Termination of Options or SARs. Unless expressly provided in the option or SAR agreement, options or SARs shall terminate one day less than three months after an employee's severance of employment with the Company other than by death, disability, or retirement.

            Death. Unless the option or SAR expires sooner, the option or SAR will expire one year after the death of the Eligible Person.

            Disability. Unless the option or SAR expires sooner, the option or SAR will expire one day less than one year after the disability of the Eligible Person.

            Retirement. Unless it is expressly provided otherwise in the option agreement, if before the expiration of an incentive option, if the employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the incentive option shall terminate on the earlier of the option's expiration date or one day less than one year after his retirement; provided, if an incentive option is not exercised within specified time limits prescribed by the Internal Revenue Code (the "Code"), it will become a nonqualified option by operation of law. Unless it is expressly provided otherwise in the option agreement, if before the expiration of a nonqualified option, the employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the nonqualified option shall terminate on the earlier of the nonqualified option's expiration date or one day less than one year after his retirement. In the event of retirement, the employee shall have the right prior to the termination of the nonqualified option to exercise the nonqualified option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the option agreement. Upon retirement, a SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

      Reload Options. The Board or Compensation Committee shall have the authority (but not an obligation) to include as part of any option agreement a provision entitling the eligible person to a further option (a "Reload Option") in the event the eligible person exercises the option in accordance with the Plan and the terms and conditions of the option agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such option, (b) shall have an expiration date which is the greater of (i) the same expiration date of the option the exercise of which gave rise to such Reload Option, or (ii) one year from the date of grant of the Reload Option, and (c) shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option. Notwithstanding the foregoing, a Reload Option which is an incentive option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

      Restricted Stock Awards. The Compensation Committee may issue shares of stock to an eligible person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the eligible person or for payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The Compensation Committee shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in a restricted stock agreement.

      Award of Performance Stock. The Compensation Committee may award shares of stock, without any payment for such shares, to designated eligible persons if specified performance goals established by the Compensation Committee are satisfied. The terms and provision herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific performance stock award shall be made by the Compensation Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations).

      Amendment or Termination of the Plan. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

      New Plan Benefits. Options or SARs, if any, that will be granted to participants for any fiscal year are subject to the discretion of the Compensation Committee. Consequently, it is not possible to determine at this time the amount of Awards that will be paid in the current fiscal year.

      Federal Tax Consequences. The following is a brief summary of the tax consequences of the grant and exercise of stock options, stock appreciation rights, and restricted stock awards under the federal income tax laws. This summary does not, among other things, purport to describe state or local tax consequences or to describe all federal income tax consequences.

            ISOs and Non-qualified Options. Recipients of ISOs generally are not subject to income tax at the time the option or SAR is granted or exercised. However, upon the exercise of any ISO, any excess of the fair market value of shares received over the exercise price may be subject to the alternative minimum tax. Upon disposition of any shares obtained through the exercise of an ISO, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the aggregate exercise price, provided that the participant has held the shares for at least one year from the date the ISO was exercised and at least two years from the date the ISO was granted. If the participant disposes of the shares within that time period (a "Disqualifying Disposition"), the participant will recognize ordinary income to the extent of the difference between the exercise price and the lesser of the fair market value on the date the ISO is exercised or the amount realized on the Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period the shares were held by the participant. The Company is not entitled to any tax deduction upon either the exercise of any such ISO or upon any subsequent disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income pursuant to a Disqualifying Disposition.

            A participant receiving Nonqualified Options does not recognize income at the time the option is granted. However, when the option is exercised, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price. The Company receives a tax deduction equal to the amount of ordinary income recognized by the participant. The participant's basis in the shares is equal to the exercise price plus any recognized ordinary income.

            To the extent that the participant pays some or all of the exercise price of an ISO or Nonqualified Option by tendering shares already owned, the tax consequences will remain the same as discussed above except that a like number of shares received will have the same basis and holding period as the shares tendered and the remaining shares received shall have a basis equal to the cash tendered plus the ordinary income recognized, if any, on the exercise. If the tendered shares were received pursuant to the exercise of an ISO, such tender may be a Disqualifying Disposition if made prior to the end of the required holding periods.

            The 1999 Stock Option Plan must be approved by a majority of the votes cast by the holders of shares entitled to vote thereon, at a meeting of stockholders at which a quorum is present.

            On January 19, 1999, the last sales price of the Common Stock underlying the grants made pursuant to the Plan, as reported by the OTC Electronic Bulletin Board was $6.06.

            The Board of Directors recommend a vote FOR the adoption of the 1999 Stock Option Plan.

                                     ITEM 4

                      RATIFICATION OF INDEPENDENT AUDITORS

      The Board of Directors wishes to obtain from the stockholders a ratification of the Board's action in appointing Pannell Kerr Forster of Texas, P.C. as independent auditors for the Company for the fiscal year ending March 31, 1999. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present, or represented by proxy, and entitled to vote at the Annual Meeting. The engagement of Pannell Kerr Forster of Texas, P.C., for audit services has been approved by the Board of Directors.

      Representatives of Pannell Kerr Forster of Texas, P.C., principal accountants for the current year and most recently completed fiscal year, are expected to be present at the annual meeting of shareholders. Such representatives will also have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      In the event the appointment of Pannell Kerr Forster of Texas, P.C., as independent auditors for the fiscal year 1999, is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for fiscal year 1999 will be permitted to stand unless the Board finds other good reason for making a change.

      The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as independent auditors for the Company for the fiscal year ending March 31, 1998.

                                  OTHER MATTERS

      Management is not aware of any other matters to be presented for action at the meeting. However, if any other matter is properly presented, it is the intention of the persons, named in the enclosed form of proxy, to vote in accordance with their best judgment on such matter.

                              STOCKHOLDER PROPOSALS

      Any proposal to be presented at next year's Annual Meeting must be received at the principal executive offices of the Company, not later than March 1, 1999. Direct any proposal to the attention of the Secretary for consideration for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.


                                       By Order of the Board of Directors

                                       /s/David K. McCaleb
                                       David K. McCaleb
                                       Secretary

January 30, 1999

Houston, Texas

This Proxy is solicited on behalf of the Board of Directors of Nevada Gold & Casinos, Inc.
                         Annual Meeting of Shareholders

      The undersigned shareholder of NEVADA GOLD & CASINOS, INC., a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated January 30, 1999, and hereby appoints William G. Jayroe and David K. McCaleb, and each of them, proxies and attorneys-in-fact, with full power of substitution to each, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of NEVADA GOLD & CASINOS, INC., to be held on March 1, 1999, at 3:00 p.m., Local Time, at the J. W. Marriott Hotel, Sam Houston Room, 5150 Westheimer, Houston, Texas 77056, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if they were personally present, as follows:

       Management recommends that shareholders vote "FOR" each of the nominees listed below:

H. Thomas Winn   |_|    FOR |_|   AGAINST      Paul J. Burkett    |_|   FOR  |_|
AGAINST

James Wong       |_|    FOR |_|   AGAINST      William G. Jayroe  |_|   FOR  |_|
AGAINST

      Management recommends that shareholders vote "FOR" approval of the proposed amendments to the Articles of Incorporation of the Company.
                                                  |_|    FOR  |_|     AGAINST

      Management recommends that shareholders vote `FOR" approval of the proposed 1999 Stock Option Plan.
                                                  |_|    FOR  |_|     AGAINST

      Management recommends that shareholders vote "FOR" ratification of the selection of Pannell Kerr Forster of Texas, P.C. as auditors-of-record for the
1998 fiscal year ending March 31, 1999.           |_|    FOR |_|    AGAINST

    THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDER.

    Either of such attorneys or substitutes shall have, and may exercise, all of the powers of said attorneys-in-fact hereunder.

Date  ___________________________       Date  __________________________________


Signature  ______________________       Signature_______________________________


Print Name  _____________________       Print Name  ____________________________


(This Proxy should be read, signed by the stockholder(s), exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                    EXHIBIT A

                           NEVADA GOLD & CASINOS,INC.

                             1999 STOCK OPTION PLAN

                                ARTICLE I - PLAN

     1.1 Purpose. This Plan is a plan for key employees, officers, directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

     1.2 Rule 16b-3 Plan. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

     1.3 Effective Date of Plan. The Plan shall be effective January 18, 1999 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

                            ARTICLE II - DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

     2.1 "Affiliate" means any subsidiary corporation. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.2 "Award" means each of the following granted under this Plan:
Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

     2.3 "Board of Directors" means the board of directors of the Company.

     2.4 "Change in Control" shall mean and include the following transactions or situations:

          (a) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

          (b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

          (c) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least thirty (30%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledge of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

          (d) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

          (e) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          (f) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended.

     2.6 "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors.

     2.7 "Company" means NEVADA GOLD & CASINOS, INC.

     2.8 "Consultant" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

     2.9 "Disinterested Person" means a "disinterested person" as that term is defined in Rule 16b-3 under the 1934 Act.

     2.10 "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

     2.11 "Employee" means a person employed by the Company or any Affiliate to whom an Award is granted.

     2.12 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the Nasdaq National Market System; or (c) if the Stock is not listed on the Nasdaq National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

     2.13 "Incentive Option" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

     2.14 "Nonqualified Option" means an option to purchase Stock granted under this Plan other than an Incentive Option.

     2.15 "Option" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

     2.16 "Option Agreement" means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

     2.17 "Outside Director" shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

     2.18 "Plan" means the NEVADA GOLD & CASINOS, INC. 1999 Stock Option Plan, as set out in this document and as it may be amended from time to time.

     2.19 "Plan Year" means the Company's fiscal year.

     2.20 "Performance Stock Award" means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VI.

     2.21 "Restricted Stock" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

     2.22 "Restricted Stock Agreement" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

     2.23  "Restricted Stock Award" means an Award of Restricted Stock.

     2.24 "Restricted Stock Purchase Price" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Committee shall determine the Restricted Stock Purchase Price. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

     2.25 "Stock" means the common stock of the Company, $.12 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

     2.26 "Stock Appreciation Right" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

     2.27 "10% Stockholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                            ARTICLE III - ELIGIBILITY

     The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Disinterested Person or Outside Director. The Board of Directors of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

              ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

     4.1 Authority to Grant Awards. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan. The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

     4.2 Dedicated Shares. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 1,200,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

     4.3 Non-transferability. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

     4.4 Requirements of Law. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

     4.5  Changes in the Company's Capital Structure.

          (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

          (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan:

               (i) Subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option shall be so exercised;

               (ii) The Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and

               (iii) All outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

          (c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

          (d) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

          (e) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

     4.6 Election under Section 83(b) of the Code. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

              ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

     5.1 Type of Option. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

     5.2 Option Price. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

     5.3 Duration of Options and SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

     5.4 Amount Exercisable -- Incentive Options. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding, and further provided that no Option may be exercisable within six (6) months of the date of grant. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

     5.5 Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

          (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares,

          (b) stock at its Fair Market Value on the date of exercise,

          (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee),

          (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Committee), and/or

          (e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

     As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

     Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

     5.6 Stock Appreciation Rights. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

     5.7 Stock Appreciation Rights in Tandem with Options. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. The payment may be made in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and
(d) may be exercised only when the underlying Option is eligible to be exercised.

     5.8 Conditions of Stock Appreciation Rights. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company or payment of any applicable employment or withholding taxes.

     5.9 Payment of Stock Appreciation Rights. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

     5.10 Exercise on Termination of Employment. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR's granted to Employees shall terminate one day less than three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time.

     5.11 Death. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

     5.12 Retirement. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it will become a Nonqualified Option by operation of law. Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Nonqualified Option to exercise the Nonqualified Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement. Upon retirement, a SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

     5.13 Disability. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option or SAR to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

     5.14 Substitution Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     5.15 Reload Options. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a "Reload Option") in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

     Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in the Plan and in Section 422(d) of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

     5.16 No Rights as Stockholder. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                               ARTICLE VI - AWARDS

     6.1 Restricted Stock Awards. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

     6.2 Restrictions. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

          (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse
(i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

          (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

          (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

          (d) unless stated otherwise in the Restricted Stock Agreement,

               (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and

               (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

     6.3 Stock Certificate. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

                The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the NEVADA GOLD & CASINOS Financial Services, Inc. 1999 Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.

     6.4 Rights as Stockholder. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock

Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

     6.5 Lapse of Restrictions. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

     6.6 Restriction Period. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

                     ARTICLE VII - PERFORMANCE STOCK AWARDS

     7.1 Award of Performance Stock. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

     7.2 Performance Goals. Performance goals determined by the Committee may be based on specified increases in cash flow, net profits, Stock price, Company, segment or Affiliate sales, market share, earnings per share, return on assets, and/or return on stockholders' equity.

     7.3 Eligibility. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

     7.4 Certificate of Performance. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

                          ARTICLE VIII - ADMINISTRATION

     The Committee shall administer the Plan. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options, which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

          (a) determine the Eligible Persons to whom and the time or times, at which Options or Awards will be made,

          (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan,

          (c) determine the terms, provisions and conditions of each Option and Award, which need not be identical,

          (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest,

          (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee,

          (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

          (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

     The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

     The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                            ARTICLE X - MISCELLANEOUS

     10.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

     10.2 No Employment Obligation. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

     10.3 Forfeiture. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

     The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

     10.4 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

     10.5 Written Agreement. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company.

The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

     10.6 Indemnification of the Committee and the Board of Directors. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

     10.7 Gender. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

     10.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

     10.9 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

     10.10 Other Options or Awards. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

     10.11 Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Nevada.